SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 12, 2005
                -------------------------------------------------
                Date of Report (Date of earliest event reported)


                          NANOPIERCE TECHNOLOGIES, INC.
              _____________________________________________________
             (Exact name of Registrant as specified in its charter)


            Nevada                     33-19598-D               84-0992908
--------------------------------------------------------------------------------
 (State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)


                           370 17th Street, Suite 3640
                             Denver, Colorado 80202
            --------------------------------------------------------
              (Address of principal executive offices)   (Zip Code)


                                 (303) 592-1010
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

Formation  of  Joint  Venture

In October 2004, NanoPierce Technologies, Inc. (the "Registrant") signed a Letter Agreement (the "Agreement") with Xact Resources International, Inc. ("Xact Resources"). The Agreement is to provide for the development of a joint venture between the Registrant and Xact Resources. The purpose of the joint venture would be to produce, market and sell YBG-2000, a biotech yeast beta glucan product which has been developed by Xact Resources. YBG-2000 is a natural beta glucan immune system feed supplement refined from bakers yeast. It is used to replace antibiotic fast growth additives which are currently used by producers of feeds for the livestock, poultry and shrimp industries. The formation of the joint venture depended on the Registrant's ability to make a capital contribution of $1.5 million into the joint venture.

As a result of the exercise of a number of the outstanding warrants of the Registrant described in Item 3.03 below, on August 15, 2005, the Registrant completed the funding of its $1.5 million capital contribution for the joint venture and formed a limited liability company with Xact Resources named BioAgra, LLC. The form of the limited liability company agreement forming BioAgra, LCC is attached as exhibit 10.01 to this Report.

                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM  3.03  MATERIAL  MODIFICATION  TO  RIGHTS  OF  SECURITY  HOLDERS.

Warrant  Exercise  Price  Reduction

In January 2004, the Registrant sold 20,000,000 units to a limited number of accredited investors in a private placement transaction exempt from registration under Section 4(2) of the Securities Act of 1933 and Regulation D promulgated thereunder. Each unit consists of, among other things, a warrant to purchase one share of our common stock at an exercise price of $0.10 per share (the "$0.10 Warrants") and a warrant to purchase two shares of our common stock at an exercise price of $0.25 per share (the "$0.25 Warrants"). The warrants will expire on January 20, 2009, unless exercised earlier.

On August 12, 2005, the Registrant voluntarily reduced the exercise price of the $0.10 Warrants exercisable for 15,700,000 shares of registered common stock from $0.10 per share to $0.05 per share. No other terms of the $0.10 Warrants were modified or changed as a result of the reduction in the exercise price.

In November 2004, the Registrant voluntarily reduced the exercise price of the $0.25 Warrants exercisable for 39,500,000 shares of registered common stock from $0.25 to $0.15 (the "$0.15 Warrants"). No other terms of the $0.25 Warrants were modified or changed as a result of the reduction in the exercise price. On August 12, 2005, the Registrant voluntarily reduced the exercise price of $0.15 Warrants exercisable for 25,000,000 shares of registered common stock from $0.15 per share to $0.05 per share. No other terms of the warrants were modified of changed as a result of the reduction in the exercise price.

In connection with the reductions of exercise price, the Registrant received notice of the exercise of the $0.10 Warrants exercisable for 15,700,000 shares at $0.05 per shares for a total of $785,000 and


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notice  of  exercise  of the $0.15 Warrants exercisable for 15,000,000 shares at
$0.05  per  share  for  a  total  of  $750,000.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

               (c) Exhibits: The following exhibits are hereby filed as part of this report on Form 8-K. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-B.

  EXHIBIT NO.                     DESCRIPTION

     10.01* Form of the Operating Agreement, dated as of August 15, 2005 between the Registrant and Xact Resources International, Inc. for BioAgra, LLC.

________________
*Filed  herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August  12,  2005               NANOPIERCE  TECHNOLOGIES,  INC.




                                       /s/ Paul H. Metzinger
                                       ----------------------
                                       Paul H. Metzinger, President &
                                       Chief Executive Officer